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                                 UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): October 19, 2004



                       Eastman Kodak Company
      (Exact name of registrant as specified in its charter)



New Jersey                          1-87                 16-0417150
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(State or Other Jurisdiction     (Commission           (IRS Employer
    of Incorporation)             File Number)        Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
      2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-
      4(c)under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  Departure of Directors or Principal Officers;
           Election of Directors; Appointment of Principal
           Officers

On October 19, 2004, Eastman Kodak Company announced that its board of directors elected Antonio M. Perez to the Company's board, effective on that day. As an employee-director, Mr.
Perez was not named to any Board committees.

See press release dated October 19, 2004, which is filed along with this document as Exhibit (99.1).



ITEM 9.01  Financial Statements and Exhibits

(c) Exhibits

(99.1)  Eastman Kodak Company press release dated October 19,
        2004 regarding the election of Antonio M. Perez to the board of directors.




                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EASTMAN KODAK COMPANY



                                             By: /s/ Richard G. Brown, Jr.
                                             -----------------------------
                                             Richard G. Brown, Jr.
                                             Controller

Date:  October 21, 2004


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                      EASTMAN KODAK COMPANY
                        INDEX TO EXHIBITS

Exhibit No.

(99.1)  Eastman Kodak Company press release dated October 19, 2004.